                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         BAY MEADOWS OPERATING COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         BAY MEADOWS OPERATING COMPANY
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

                Common Stock, Par Value $.01 Per Share
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

                5,763,257
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                          BAY MEADOWS OPERATING COMPANY
                           2600 South Delaware Street
                                  P.O. Box 5050
                           San Mateo, California 94402


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              Friday, July 12, 1996



To the Stockholders of Bay Meadows Operating Company:

         Notice is hereby given that the Annual Stockholders Meeting of Bay Meadows Operating Company will be held on Friday, July 12, 1996, at 11:00 a.m. Pacific Daylight Time, at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California, for the following purposes:

                  1. To elect five directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 1997 Annual Meeting, or until their successors have been elected and qualified.

                  2. To ratify the Board of Directors' selection of Deloitte & Touche LLP as independent public accountants for the year 1996.

                  3. To transact such other business as may properly be brought before the meeting.

         Stockholders of record at the close of business on May 16, 1996, are the only stockholders entitled to notice of and to vote at the Annual Stockholders Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        LEE R. TUCKER
                                        Secretary
                                        Dated June 14, 1996









                                    IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                          BAY MEADOWS OPERATING COMPANY
                           2600 South Delaware Street
                                  P.O. Box 2050
                           San Mateo, California 94402

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------


            SOLICITATION OF PROXY, CUMULATIVE VOTING AND REVOCABILITY

         This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Stockholders Meeting (the "Annual Meeting") of Bay Meadows Operating Company (the "Company"), a Delaware corporation, to be held on Friday, July 12, 1996, at 11:00 a.m. Pacific Daylight Time, at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California, and at any adjournment or postponements thereof. The stockholders of the Company will consider (i) the election of five directors to serve until the 1997 Annual Meeting or until their successors have been elected and qualified,
(ii) the ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the year 1996 and (iii) such other business as may properly be brought before the Annual Meeting.

         The solicitation of proxies in the enclosed WHITE proxy card is made on behalf of the Board of Directors of the Company.

         The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The solicitation of proxies will be made by use of the mails and may also be made by telephone, telegraph, or personally, by certain directors, officers and regular employees of the Company who will receive no extra compensation for such services. In addition, the Company has retained MacKenzie Partners, Inc., a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares, for a fee of approximately $5,000 plus reimbursement of reasonable out-of-pocket expenses. The proxy materials are being mailed to stockholders of record at the close of business on May 16, 1996.

         This Proxy Statement and the form of WHITE proxy card were first sent or given to stockholders on or about June 14, 1996.

         A stockholder signing and returning a proxy on the enclosed WHITE proxy card has the power to revoke it at any time before the shares represented thereby are voted by notifying the Secretary of the Company in writing, executing a subsequently dated proxy or by attending and voting such shares at the Annual Meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications and, in the event that cumulative voting is properly invoked, the proxy will be voted cumulatively as provided in the following paragraph.

         Holders of the Company's Common Stock ("BMOC Common Stock") are entitled to one vote for each share held. The Company's Certificate of Incorporation provides that a stockholder, or his proxy, may cumulate votes in the election of directors. That is, each stockholder is entitled to the number of votes that is equal to the number of shares owned by him multiplied by the number of directors to be elected (five for the Annual Meeting), and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate. Certain affirmative steps must be taken by stockholders of the Company in order to be entitled to vote their shares cumulatively in the election of directors. At a stockholders' meeting at which directors are to be elected, such as the Annual Meeting, no stockholder shall be entitled to cumulate votes for any candidate or candidates unless the candidate's or candidates' names have been placed in nomination prior to the commencement of the voting and a stockholder who appears in person at the meeting has given notice thereat prior to the commencement of the voting of the stockholder's intention to cumulate votes. If any stockholder has given such notice at the Annual Meeting, then every stockholder entitled to vote may cumulate votes for candidates in nomination. Subject to any withholding of authority to vote for any nominee, in which case such proxy will be voted as provided in the following sentences, the Board of Directors is soliciting, and the proxy holders will have, full discretion and authority to vote cumulatively, to allocate votes among any or all of the nominees of the Board of Directors and to vote for the election of less than all of the nominees of the Board of Directors (and in such order as they may determine) if candidates other than those named herein for directors are proposed at the Annual Meeting by others than the Board of Directors and the requirements for cumulative voting are satisfied. If cumulative voting is properly invoked and a stockholder withholds authority to vote for any individual nominee by checking the box marked "FOR all nominees listed at the right (except as instructed to the contrary)" and writing the name of such nominee for whom authority to vote is withheld in the space provided on the WHITE proxy card, then the proxy holders will have full discretion and authority to vote cumulatively, to allocate votes among any or all of the nominees of the Board of Directors (other than those nominees for whom authority to vote has been withheld) and to vote for less than all of the nominees of the Board of Directors (and in such order as they many determine). Alternatively, all discretionary authority of the proxy holders to cumulate votes among the Board's nominees may be withheld by checking the box marked "withhold authority to vote for all nominees listed at right." If this latter alternative is selected by a stockholder, none of the stockholder's shares will be voted (cumulatively or otherwise) for any of the nominees of the Board of Directors unless such stockholder appears and votes in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

         If voting on the election of directors at the Annual Meeting is not conducted by cumulative voting, each stockholder will be entitled to cast one vote per share for each of up to five candidates. Whether or not there is cumulative voting on the election of directors, the five candidates receiving the highest number of votes will be elected as directors. Accordingly, broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of the directors. Voting on all other matters to be submitted at the Annual Meeting is noncumulative and a majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve such other matters. In determining whether the requisite majority has been received on any such matter, broker non-votes will not be counted, while abstentions will be counted and will therefore have the same effect as a vote against the matter.

OUTSTANDING VOTING SECURITIES

         Only stockholders of record at the close of business on May 16, 1996 (the "Record Date") are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 5,763,257 shares of BMOC Common Stock.

         The outstanding shares of BMOC Common Stock are "paired" with the outstanding shares of the Common Stock, $.01 par value per share ("CJC Common Stock"), of California Jockey Club ("CJC"), a Delaware corporation, so that they are transferable and tradable only in combination as units, each unit consisting of one share of BMOC Common Stock and one share of BMOC Common Stock (a unit of "Paired Common Stock"). These restrictions on transfer are imposed by the Bylaws of the Company and CJC. The pairing is evidenced by "back-to-back" certificates and the certificates bear a legend referring to the restrictions on transfer imposed by the Bylaws of the Company and CJC.

         The following table sets forth, as of April 30, 1996, the number of shares of BMOC Common Stock owned (i) by each director and nominee for director,
(ii) by the Named Executive Officers (identified below, see "Executive Compensation" section), (iii) by all directors and executive officers of the Company as a group, and (iv) by all those known by the Company to be beneficial owners as a group of more than five percent (5%) of the BMOC Common Stock, together with the percentage of stock so owned.

                                                            AMOUNT AND NATURE OF
         NAMES OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP (1)      PERCENTAGE OF TOTAL (9)
         ---------------------------------------------------------------------------------------------------------
         Eugene F. Barsotti, Jr ........................          49,801(2)(3)                      *
         John C.Harris .................................          71,245(4)                        1.1
         Lee R.Tucker ..................................           7,300                            *
         Anthony J. Zidich .............................           5,000                            *
         F. Jack Liebau ................................          68,433(5)(6)                     1.0
         Frank Trigeiro ................................               0                            *
         "Gabelli Group" ...............................         420,100(7)                        7.3
         Directors and executive officers, as a group ..         201,779(8)                        3.5

- ------------------------
*Less than one percent (1%) of the outstanding  BMOC Common Stock.

(1) Unless otherwise indicated in the footnotes, and subject to community property laws where applicable, each named stockholder has sole voting and investment power with respect to the shares of BMOC Common Stock beneficially owned by such stockholder.

(2) Includes 43,692 shares held in a revocable trust, 100 shares held in an Individual Retirement Account for the benefit of Mr. Barsotti's wife, and 176 shares held in an Individual Retirement Account for the benefit of Mr. Barsotti.

(3) Includes 5,833 shares issuable upon exercise of outstanding stock options within 60 days of April 30, 1996.

(4) Includes 9,000 shares of Common Stock held by Harris Farms, Inc., of which Mr. Harris is the sole stockholder.

(5) Includes 5,100 shares held by a partnership in which Mr. Liebau is a partner.

(6) Includes 58,333 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of April 30, 1996.

(7) A "Schedule 13D" (Amendment No. 2) filing dated July 28, 1994, was made by the "Gabelli Group". The Gabelli Group is comprised of Gabelli Funds, Inc., GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli International Limited II, Gabelli Performance Partnership, Gabelli International Limited, and Mario Gabelli. The Schedule 13D filing indicates that the aggregate number of shares owned by the group is 420,100 shares. The address of the Gabelli Group is One Corporate Center, Rye, N.Y. 10580-1435.

(8) Includes 64,166 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of April 30, 1996.

(9) Percentages shown indicate what the total percentage beneficial ownership of BMOC Common Stock would be for each named stockholder if such holder, but no other stockholder, whether or not named, exercised those of his stock options that were exercisable on April 30, 1996, or that will become exercisable 60 days thereafter.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Five directors will be elected at the Annual Meeting to serve until the Annual Meeting in 1997. Each director elected will continue in office until a successor has been elected and qualified. If any nominee is unable to serve or declines to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying Proxy intend to vote for the balance of those named and, if they deem advisable, for a substitute nominee. The names of the nominees for directors of the Company are listed in the following table.



                                                DIRECTOR                      PRINCIPAL OCCUPATION AND
             NAME                    AGE         SINCE                           BUSINESS EXPERIENCE
- --------------------------------------------------------------------------------------------------------------------------
Eugene F. Barsotti, Jr.              58           1983      Vice President, Racing of the Company since March 1995.
                                                            Director of Racing of the Company since September 1987.
                                                            Assistant Racing Secretary of Bay Meadows Racing Association
                                                            and Pacific Racing Association from 1975 until September
                                                            1987.  Director of the former California Jockey Club from
                                                            1981 until its reorganization in 1983.

John C. Harris                       52           1992      Chairman of the Board since October 1992.  Owner and Chief
                                                            Executive Officer of Harris Farms, Inc. (a diversified
                                                            agricultural production and marketing company).
                                                            Thoroughbred owner and breeder for over 25 years.  Director,
                                                            President (as of April 1996) and past President of
                                                            California Thoroughbred Breeders Association.  Member of the
                                                            Jockey Club.  Chairman of the Board of St. Agnes Medical
                                                            Center in Fresno, California.

F. Jack Liebau                       57           1994      President and Chief Executive Officer of the Company since
                                                            1992.  President and Director of N.J. Financial Corporation
                                                            and its affiliated companies since 1985.  Director,
                                                            Secretary (as of April 1996) and past President of
                                                            California Thoroughbred Breeders Association.  Member of the
                                                            Jockey Club.  Of Counsel (1987-90) and Partner (1981-87),
                                                            Morgan, Lewis & Bockius (law firm).  Partner, Adams, Duque &
                                                            Hazeltine (law firm)  from 1968-81.

Lee R. Tucker                        64           1990      Secretary of the Company since June 1995.  President and
                                                            Chairman of the Board of L.M., Inc. (food brokers and
                                                            investments) since 1980.

Anthony J. Zidich                    67           1991      Treasurer of the Company since January 1993.  City
                                                            Treasurer, City of Daly City, since 1972.  Director of the
                                                            Peninsula Quarter Horse Racing Association since 1980.
                                                            Director of the Horseman's Quarter Horse Racing Association
                                                            since 1989.

         There is no family relationship among any of the Company's executive officers, directors or nominees for director.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

COMPENSATION OF DIRECTORS

         For 1995, members of the Board of Directors received an annual fee of $12,000 each. Eugene F. Barsotti, Jr. and F. Jack Liebau, as employees of the Company, received no such annual fee. The directors who are appointed to various committees serve in such capacities without compensation for their services. During 1995, each director was also provided a food and beverage allowance of $1,000 for use by the director and his or her guests in the Directors Room and Turf Club at Bay Meadows Race Track.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Board of Directors of the Company held a total of 11 meetings during the year ended December 31, 1995. During 1995, none of the directors attended fewer than 75% of the combined total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served.

         The Board of Directors has appointed an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has not appointed a Nominating Committee.

         The Audit Committee includes: Anthony J. Zidich (Chairman), John C. Harris and Lee R. Tucker. The functions of the Audit Committee are to review the annual financial statements with the Company's independent public accountants, to review their work, approve any non-audit services performed by them, and to make annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. The Audit Committee had three meetings in 1995.

         The Compensation Committee includes: Lee R. Tucker (Chairman), John C. Harris and Anthony J. Zidich. The functions of the Compensation Committee are to review the compensation paid to each of the officers of the Company and make recommendations to the Board of Directors. During 1995, the Compensation Committee held one meeting.

         The Stock Option Committee includes: Lee R. Tucker (Chairman), John C. Harris and Anthony J. Zidich. The functions of the Stock Option Committee are to administer and interpret the Bay Meadows Operating Company 1988 Stock Option Plan (the "Option Plan"), and to grant options under the Option Plan, subject to the approval of the entire Board of Directors. During 1995, the Stock Option Committee held one meeting.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who own more than ten percent of a registered class of its equity securities, file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership, and reports of changes in ownership, of Common Stock and other equity securities of the Company. Officers, directors and "greater than ten percent" stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they have filed.

         To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company during the fiscal year ended December 31, 1995, and written representations that no other reports were required, all
Section 16(a) filing requirements applicable to its officers, directors and "greater than ten percent" beneficial owners were complied with, except that a Statement of Changes in Beneficial Ownership of Securities (Form 4) covering one transaction was filed late by Mr. Barsotti.

EXECUTIVE COMPENSATION

         The following table discloses compensation received for the three fiscal years ended December 31, 1995, by the Company's Chief Executive Officer and each executive officer of the Company at the end of 1995, whose aggregate cash compensation in 1995 exceeded $100,000 (all such executive officers, including the President and Chief Executive Officer, are herein collectively referred to as the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                               Annual              Long-Term
                                            Compensation      Compensation Award
                                            ----------------------------------------------------------
          Name and                                                                      All Other
     Principal Position                        Salary        Securities Underlying     Compensation
                                 Year            ($)           Options/SARs (#)            ($)
- ------------------------------------------------------------------------------------------------------
F. Jack Liebau                   1995          225,000              25,000               11,250(a)
President                        1994          206,250              20,000               15,750(a)
and CEO                          1993          150,000              30,000                9,000(a)

Frank Trigeiro                   1995          115,000(b)             -                    8,625(a)
Vice President-Finance           1994               -                 -                       -
                                 1993               -                 -                       -

(a)   Contribution to pension plan.

(b) Mr. Trigeiro has been employed with the Company since March, 1995. There is, therefore, no compensation data for Mr. Trigeiro for years prior to 1995.

From March 1, 1994 to February 29, 1996, Mr. Liebau was employed by the Company pursuant to a written employment agreement. Although Mr. Liebau continues to be employed substantially in accordance with the terms of that agreement, the term of the written agreement has not been formally extended.

OPTION/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning Options/SARs granted during 1995 to the Named Executive Officers.


                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                                                              Annual Rates of Stock
                                                                                               Price Appreciation
                                 Individual Grants                                             for Option Term (a)
- ------------------------------------------------------------------------------------        -------------------------
                         Securities       % of Total
                         Underlying      Options/SARs
                          Options/        Granted to      Exercise or
                            SARs         Employees in      Base Price      Expiration
        Name             Granted (#)      Fiscal Year      ($/Share)          Date           5% ($)          10% ($)
- ---------------------------------------------------------------------------------------------------------------------
F. Jack Liebau             25,000            71.43%          $15.00        01/16/2005       235,835          597,653

Frank Trigeiro                  0             0.00%            -               -               -                -

(a) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten-year term of the options. The five and ten percent rates of stock appreciation are presented as examples pursuant to the Securities and Exchange Commission's Proxy Rules and do not necessarily reflect management's assessment of the Company's future stock performance. The potential realizable values presented are not intended to indicate the value of the options.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTIONS/SAR VALUES

         The following table summarizes options and SARs exercised during 1995 and presents the value of unexercised options and SARs held by the Named Executive Officers at December 31, 1995.


                                                                   Number of Unexercised    Value of Unexercised
                                                                      Options/SARs at           In-the-Money
                                                                    Fiscal Year-End (#)    Options/SARs at Fiscal
                            Shares Acquired                           Exercisable (E)/          Year-End ($)
                              on Exercise       Value Realized       Unexercisable (U)        Exercisable (E)/
          Name                    (#)                 ($)                                     Unexercisable (U)
- -------------------------------------------------------------------------------------------------------------------
F. Jack Liebau                     0                  N/A                50,000  E               $112,500  E
                                                                          25,000 U

Frank Trigeiro                     0                  N/A                      N/A                       N/A

PENSION PLAN

         The table that follows shows the estimated annual benefits payable upon retirement to nonunion employees of the Company under the California Race Track Pension Plan. Participants are fully vested after five years of service.


        Average Annual
           Earnings                  5 Years          10 Years        20 Years        30 Years          40 Years
- --------------------------------------------------------------------------------------------------------------------
    $ 50,000                        $ 6,250            $12,500         $25,000        $ 37,500          $ 50,000
     100,000                         12,500             25,000          50,000          75,000           100,000
     150,000 and over                18,750             37,500          75,000         112,500           118,800(1)

(1)  In accordance with Section 415 Limits - IRS Code.

         The compensation covered by the above plan are the annual earnings of an employee. The covered compensation is the same as the compensation reported in the Summary Compensation Table under the Salary column (up to a maximum of $150,000 per year). The pension table above sets forth estimated annual retirement benefits payable as a straight-life annuity, assuming retirement at age 65 and using the normal form of benefit under the above plan. The benefits listed are not subject to any deduction for social security or other offset amounts.

         With regard to the Named Executive Officers, as of December 31, 1995, Mr. Liebau had three years of credited service and Mr. Trigeiro had one year of credited service.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee is composed of three outside directors and is responsible for annually reviewing the compensation paid to all of the officers of the Company. The Compensation Committee develops recommendations with respect to the Board of Directors for adoption and/or modification.

         The Compensation Committee seeks to provide the Company's executive officers with reasonable and sufficient compensation to attract and retain experienced individuals as executive officers. The Company's executive officers are primarily compensated through their salaries, although the Company has a stock option plan. The Company does not have any formal bonus plan or restricted plan.

         In exercising its judgment as to the appropriate compensation to be paid to each executive officer, the Compensation Committee reviews annually the experience and performance of each executive officer as well as the Company's overall performance. There is, however, no specific quantifiable relationship between the Company's performance and the compensation levels for executive officers. The Compensation Committee also considers the compensation packages at other publicly-traded companies which run Thoroughbred racing meets. Specifically, in 1995, the Compensation Committee considered the results of a compensation study performed by outside consultants at the request of the Compensation Committee. In comparing the Company's salaries to those paid by other companies, the Compensation Committee takes into account the small number of executive officers at the Company, the responsibilities resulting from the Company being publicly held and the limited forms of compensation it uses. The Compensation Committee also takes into account prior salary adjustments, as well as the relative salary levels of the Company's executive officers.

         Mr. Liebau was originally appointed as President and Chief Executive Officer of the Company in November 1992. In light of the factors considered by the Compensation Committee which are discussed above, Mr. Liebau's compensation was increased $18,750 in 1995 over his 1994 compensation level. Specifically, in setting Mr. Liebau's salary last year, the Committee took into account a number of factors including the results of the compensation study performed by the outside consultants, the Company's and Mr. Liebau's performances, Mr. Liebau's prior experience as a lawyer and corporate executive, his knowledge of the Thoroughbred industry and the amount of time he was spending in fulfilling his duties as President and CEO.

                             Compensation Committee

                             Lee R. Tucker, Chairman
                             John C. Harris, Member
                            Anthony J. Zidich, Member

STOCK OPTION COMMITTEE REPORT

         The Company has a stock option plan, and from time to time options have been awarded to executive officers and other employees. The stock option plan is a part of the compensation package for executive officers and stock options can augment an employee's salary.

         Effective January 16, 1995, Mr. Liebau was granted stock options to purchase up to 25,000 shares of Paired Common Stock at the January 16, 1995 market price of $15.00 per share. The level of the option grant was based on the judgment of the Board taking into account the Company's overall performance, Mr. Liebau's compensation level, the levels of prior option grants to the Company's other executive officer and key employees and the levels of prior option grants to the Company's former officers. There were no option grants to any executive officer other than Mr. Liebau during 1995, although other grants of options were made to various key employees.

                             Stock Option Committee

                             Lee R. Tucker, Chairman
                             John C. Harris, Member
                            Anthony J. Zidich, Member

STOCK PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative returns during the five year period ended December 31, 1995, of the Paired Common Stock, Standard and Poor's 500 Composite Index ("S&P 500 Index") and the National Association of Real Estate Investment Trust's All REIT Index:


                                     [GRAPH]

      --------------------------------------------------------------------
                           1990     1991    1992     1993     1994    1995
      --------------------------------------------------------------------
      BMOC/CJC              100     106      100      116     139      148
      --------------------------------------------------------------------
      S&P 500 INDEX         100     131      141      155     157      215
      --------------------------------------------------------------------
      ALL REIT INDEX        100     136      152      180     182      215
      --------------------------------------------------------------------


The stock performance graph assumes that the original investment in the Companies' Pair Common Stock and the amount invested in the two indexes was $100 on December 31, 1990, and that all dividends during the period were reinvested.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

         The firm of Deloitte & Touche LLP, which served the Company as independent public accountants for the 1995 fiscal year, has been selected by the Board of Directors of the Company as the Company's independent public accountants for the 1996 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Company. All proxies will be voted for appointment of the selection of Deloitte & Touche LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted.

         Representatives from Deloitte & Touche LLP will be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1996.

                                  OTHER MATTERS

STOCKHOLDERS' PROPOSAL FOR NEXT ANNUAL MEETING

         A stockholders proposal intended to be presented at the 1997 Annual Meeting must be received by the Company no later than January 16, 1997, for inclusion in the Company's proxy statement and form of proxy for that meeting.

ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K

         In lieu of the Company's Annual Report to Stockholders, the Company is enclosing with this proxy statement the Company's 1995 Annual Report on Form 10-K, filed jointly with the Securities and Exchange Commission by the Company and CJC.

OTHER MATTERS

         The Company's Bylaws provide that stockholders intending to nominate candidates for election as directors or to bring business before a stockholders' meeting must give the prescribed notice and information to the Company at least 60 days prior to the meeting of stockholders. However, the Bylaws also provide that, where less than 70 days' notice or prior public disclosure of the date of a stockholders' meeting is given, advance notice of stockholder nominations for the election of directors or business to be brought before any stockholders' meeting must be delivered or mailed to and received at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which the notice of the meeting of stockholders was mailed, or such public disclosure was made. Pursuant to and in accordance with the foregoing Bylaw provisions, as of the date of this Proxy Statement, the Company was notified of no other business to be brought before the Annual Meeting, although one stockholder has notified that Company that he intends to nominate one individual for election to the Board of Directors at the Annual Meeting. If any stockholder proposal or other business should properly come before the Annual Meeting, the persons named in the enclosed form of proxy, or their substitutes, will vote the shares represented by the proxies with respect to any such matters in accordance with their best judgment.

                                  BY ORDER OF THE BOARD OF DIRECTORS,



                                  LEE R. TUCKER
                                  Secretary
                                  Dated June 14, 1996



YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                                     PROXY


                         BAY MEADOWS OPERATING COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of Bay Meadows Operating Company, a Delaware corporation (the "Company"), and the accompanying Proxy Statement dated June 14, 1996, and revoking any proxy heretofore given hereby appoints Eugene F. Barsotti, Jr., John C. Harris and F. Jack Liebau, or any of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California on Friday, July 12, 1996, at 11:00 a.m. and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

AS DESCRIBED MORE FULLY IN THE PROXY STATEMENT, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED "FOR" THE FIVE NOMINEES OF THE BOARD FOR ELECTION AS DIRECTORS (PROPOSAL 1) AND "FOR" RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2), AS ALSO DESCRIBED MORE FULLY IN THE PROXY STATEMENT, IF CANDIDATES FOR DIRECTORS OTHER THAN THOSE NAMED HEREIN ARE PROPOSED AT THE ANNUAL MEETING BY OTHERS THAN THE BOARD OF DIRECTORS AND THE REQUIREMENTS FOR CUMULATIVE VOTING ARE SATISFIED, THE PROXY HOLDERS NAMED ABOVE SHALL HAVE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY THE SHARES OF THE UNDERSIGNED, ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS, AND VOTE FOR THE ELECTION OF LESS THAN ALL THE NOMINEES OF THE BOARD OF DIRECTORS (AND IN SUCH ORDER AS THEY MAY DETERMINE), SUBJECT TO ANY WITHHOLDING OF AUTHORITY TO VOTE FOR ANY NOMINEE, IN WHICH CASE THIS PROXY WILL BE VOTED CUMULATIVELY AS PROVIDED IN THE FOLLOWING SENTENCE. IN THE EVENT THIS PROXY WITHHOLDS AUTHORITY TO VOTE FOR ANY NOMINEE, THEN, AS DESCRIBED MORE FULLY IN THE PROXY STATEMENT, THE PROXY HOLDERS SHALL HAVE THE SAME DISCRETION AND AUTHORITY AS SET FORTH IN THE PRECEDING SENTENCE EXCEPT THAT NO VOTES SHALL BE ALLOCATED TO ANY NOMINEE FOR WHOM THIS PROXY WITHHOLDS AUTHORITY TO VOTE.

                  (To be completed and signed on reverse side)

- -------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*

- --------------------------------------------------------------------------------
                                                           Please mark
                                                           your vote as
                                                           indicated in
                                                           the example    /X/

ELECTION OF DIRECTORS      Eugene F. Barsotti, Jr.;  2. Ratify the appointment
                           John C. Harris; F. Jack      of Deloitte & Touche
                           Liebau; Lee R. Tucker;       LLP as independent
FOR all nominees WITHHOLD  Anthony J. Zidich            auditors for the year
listed to the    AUTHORITY                              ended December 31, 1996
right (except    to vote
as instructed    for all
to the contrary) nominees
                 listed to
                 the right
    /  /          /  /     INSTRUCTION: To withhold    FOR   AGAINST   ABSTAIN
                           authority to vote for any   /  /    /  /      /  /
                           individual nominee, write
                           that nominee's name in the
                           space provided below.
- ---------------------------------------------          The Board of Directors
The Board of Directors recommends a vote FOR           recommends a vote FOR
              the foregoing nominees.                  the ratification of the
                                                       appointment of Deloitte
                                                       & Touche LLP.

                                                    3. The proxies are
                                                       authorized to vote in
                                                       their discretion upon
                                                       any other matters as
                                                       may properly come before
                                                       the meeting or any
                                                       adjournment or postpone-
                                                       ment thereof.

                                                       (Please sign exactly as
                                                       name appears. When
                                                       shares are held by
                                                       joint tenants, both
                                                       should sign. When
                                                       signing as attorney,
                                                       executor, administrator,
                                                       trustee, or guardian,
                                                       please give full title
                                                       as such. If a corpora-
                                                       tion, please sign in
                                                       full corporate name by
                                                       President or other
                                                       authorized officer.
                                                       If a partnership,
                                                       please sign in
                                                       partnership name
                                                       by authorized person.)

                                                       Dated: _________1996
                                                       ____________________
                                                       Signature
                                                       ____________________
                                                       Signature, if held
                                                            jointly

                                                       STOCKHOLDERS ARE URGED
                                                       TO MARK, DATE, SIGN
                                                       AND RETURN THIS PROXY
                                                       IN THE ENVELOPE
                                                       PROVIDED, WHICH
                                                       REQUIRES NO POSTAGE
                                                       IF MAILED IN THE
                                                       UNITED STATES.
- --------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *